Exhibit 99.1

FOR IMMEDIATE RELEASE

DRAPER OAKWOOD TECHNOLOGY ACQUISITION, INC. AND REEBONZ LIMITED ANNOUNCE EXECUTION OF DEFINITIVE BUSINESS COMBINATION AGREEMENT

FOR IMMEDIATE RELEASE

Singapore and New York, New York, September 4, 2018 – Draper Oakwood Technology Acquisition, Inc. (“DOTA”) (NASDAQ: “DOTA,” “DOTAU,” “DOTAR” and “DOTAW”) and Reebonz Limited (“Reebonz”), a leading online luxury marketplace and platform in the Asia Pacific region based in Singapore, announced today that they have entered into a definitive business combination agreement (the “Business Combination Agreement”), pursuant to which DOTA and Reebonz will become subsidiaries of a newly created Cayman Islands exempted company, DOTA Holdings Limited (“RBZ”). Following the completion of the transaction, RBZ will be renamed Reebonz Holding Limited. It is expected that RBZ will apply for listing of its ordinary shares on the NASDAQ Stock Market under the ticker “RBZ”. The combined company will continue to be led by Reebonz's experienced management team under the leadership of Chief Executive Officer and co-founder Samuel Lim.

Reebonz (pronounced “ribbons”) is a leading online luxury marketplace and platform in the Asia Pacific region for buying and selling new and pre-owned products. Founded in 2009 by entrepreneurs Samuel Lim, Daniel Lim and Benjamin Han, Reebonz has attracted over 5.5 million members, with over 350 employees and business operations in ten countries including Singapore, Malaysia, Indonesia, Taiwan, Hong Kong, Thailand, Australia, South Korea, China, and the USA. In 2017, Reebonz achieved S$349 million in gross merchandise value.

In connection with the proposed transaction, Tim Draper, Senior Advisor to DOTA, states “Reebonz is a leading online luxury brand in the Asia Pacific region. The Reebonz leadership team is extraordinary and has developed a cutting-edge technology and platform. Authentication of pre-owned luxury items using the blockchain is just one of many high impact innovations Reebonz is pioneering to improve the luxury shopping experience for customers across Asia Pacific. We believe that the capital and the Nasdaq listing will help Reebonz continue to build an outstanding brand.”

According to Samuel Lim, co-founder and Chief Executive Officer of Reebonz, “We are excited to partner with DOTA to continue to deliver on our mission of creating the easiest way to buy and sell luxury goods. We are thankful to our shareholders for their continuous support for this transaction. Operating as an eco-system for new and pre-owned luxury fashion, where buyers become sellers and sellers become buyers, we offer a trusted way of accessing luxury fashion where few choices existed. Through our data, we are able to offer predictive analytics, personalization and dynamic pricing which increases engagement and enhances the lifetime value of our customers. We emphasize on providing localization and will continue to scale the business across Southeast Asia and Asia Pacific and provide our members a differentiated omni-channel, mobile, and social experience when they shop with Reebonz.”

Aamer Sarfraz, CEO of DOTA, commented "We are excited to partner with Sam and the fabulous team at Reebonz. We set up Draper Oakwood Technology Acquisition to find and partner with exactly this type of best-of-breed team. In the process, we looked at many prospective opportunities, but Reebonz stood out big time - they’ve got the brand, the track record, the technology, and the vision to do great things once they have access to the capital markets.”

Transaction Details

Upon the closing under the Business Combination Agreement, existing equity holders, option holders and warrant holders of Reebonz will roll all of their equity into RBZ (with the options and warrants being assumed by RBZ), resulting in ownership of RBZ that is currently anticipated to be approximately 70% by Reebonz shareholders and the holders of in-the-money Reebonz options (if such options are exercised on a net basis), assuming that no DOTA public shareholders redeem their DOTA shares in connection with the closing. The value of the securities deliverable by RBZ to Reebonz shareholders and holders of in-the-money Reebonz options is based on an enterprise value of Reebonz of $252 million, subject to adjustment for the net debt of Reebonz and its subsidiaries. Additionally, the Reebonz shareholders and RBZ management may receive up to a total of 2.5 million additional shares from RBZ after the closing pursuant to an earnout if certain consolidated revenue and RBZ share price targets are met in calendar years 2019 and 2020 (subject to additional lookback provisions). The consummation of the business combination is subject to the terms and conditions set forth in the Business Combination Agreement, including the approval of the business combination and related matters by the stockholders of DOTA, and is currently expected to close in the fourth quarter of 2018. The description of the transaction contained herein is only a summary and is qualified in its entirety by reference to the definitive Business Combination Agreement, a copy of which will be filed by DOTA with the Securities and Exchange Commission (the “SEC”) as an exhibit to a Current Report on Form 8-K.

Ellenoff Grossman & Schole LLP and Maples and Calder are acting as legal advisors to DOTA, and Cowen and Company, LLC and EarlyBirdCapital, Inc. are acting as financial advisors to DOTA. Dentons Rodyk and Davidson LLP, Dentons US LLP and Dentons Cayman Islands are acting as legal advisors to Reebonz.

About Reebonz

Headquartered in Singapore and founded in 2009, Reebonz (pronounced “ribbons”) is the trusted online marketplace and platform for buying and selling new and preowned luxury products in the Asia Pacific region. Leveraging data and technology, Reebonz makes luxury accessible by operating as an eco-system of B2C e-tail and B2C marketplace for over 1,000 brands and 172 boutiques, supported by C2C marketplaces that enable individuals to sell through its platform. With an easy shopping experience, members can enjoy convenient access to the selection of products that Reebonz sources as well as from a curation multi-brand luxury boutiques from all around the world. Investors include prominent venture capital investors, strategic investors and individuals such as Vertex Ventures, GGV Capital, Intel Capital, Matrix Partners China, Mediacorp, SGInnovate, FengHe Group, OCBC Bank, Richard Ji (CIO and Managing Partner of All Star Investments), and Richard Liu (managing director of Morningside Venture Capital), amongst others.

About Draper Oakwood Technology Acquisition, Inc.

Draper Oakwood Technology Acquisition, Inc. is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination. DOTA raised approximately $57.5 million from public stockholders in connection with its initial public offering in September 2017. DOTA’s units began trading on The NASDAQ Capital Market on September 15, 2017 and its units, commons stock, rights and warrants trade on NASDAQ under the ticker symbols “DOTAU,” “DOTA,” “DOTAR” and “DOTAW”, respectively.

Forward Looking Statements

Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside DOTA’s or Reebonz’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability to obtain DOTA stockholder approval of the business combination, the inability to complete the transaction contemplated by the Business Combination Agreement because of failure of closing conditions or other reasons; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available following any redemptions by DOTA stockholders; the ability to meet NASDAQ’s listing standards following the consummation of the transactions contemplated by the Business Combination Agreement; costs related to the proposed business combination; Reebonz’s ability to manage growth; the reaction of Reebonz customers and suppliers to the business combination; Reebonz’s ability to identify and integrate other future acquisitions; rising costs adversely affecting Reebonz’s profitability; potential litigation involving DOTA or Reebonz or the validity or enforceability of Reebonz’s intellectual property; and general economic and market conditions impacting demand for Reebonz’s products. See the risk factors disclosed in the preliminary proxy statement for the business combination for additional risks associated with the business combination. Neither DOTA nor Reebonz undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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Additional Information about the Transaction and Where to Find It

The proposed transaction will be submitted to stockholders of DOTA for their approval. In connection with the proposed business combination, RBZ will file with the SEC a registration statement on Form F-4 for the RBZ securities to be issued to DOTA security holders at the closing of the business combination, which registration statement will contain preliminary and definitive proxy statements of DOTA in connection with a special meeting of the stockholders of DOTA to consider and vote on the business combination and related matters. RBZ and DOTA will mail the definitive registration statement on Form F-4 containing the definitive proxy statement/prospectus and other relevant documents to its stockholders in connection with the meeting. Investors and security holders of DOTA are advised to read, when available, the draft of the registration statement, the preliminary proxy statement, and amendments thereto, and the final registration statement (as declared effective by the SEC) and the definitive proxy statement, which will contain important information about the proposed business combination and the parties thereto. The registration statement and definitive proxy statement will be mailed to stockholders of DOTA as of a record date to be established by DOTA for voting on the proposed business combination. Stockholders will also be able to obtain copies of the registration statement and proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Draper Oakwood Technology Acquisition, Inc., c/o Draper Oakwood Investments, LLC, 55 East 3rd Ave., San Mateo, CA 94401, USA, Attention: Aamer Sarfraz, Email: aamer@draperoakwood.com

Participants in the Solicitation

DOTA, Reebonz, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of DOTA stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in DOTA’s directors and in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 29, 2018. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the DOTA’s stockholders in connection with the proposed business combination will be set forth in the proxy statement for the proposed business combination when available. Information concerning the interests of DOTA’s and Reebonz’s participants in the solicitation, which may, in some cases, be different than those of DOTA’s and Reebonz’s equity holders generally, will be set forth in the proxy statement relating to the proposed business combination when it becomes available.

Disclaimer

This release shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Contact information

Draper Oakwood Technology Acquisition, Inc.

Aamer A. Sarfraz

aamer@draperoakwood.com

713-213-7061

Reebonz Limited

ir@reebonz.com

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